NOTE RECEIVABLE	12 Months Ended
Dec. 31, 2023
Note Receivable
NOTE RECEIVABLE

11. NOTE RECEIVABLE

On April 28, 2023, the Company completed the sale of Stand Best Creation Limited and its subsidiaries, Hengda and Hengdali, to New Stonehenge Limited for a total of RMB 58,744,000 (equivalent to USD $8,500,000). New Stonehenge Limited has agreed to make the payment in four equal installments on a date that falls 48 months after the effective date of the transaction, with an annual interest rate of 5%. For the year ended December 31, 2023, the Company received repayment of RMB 9,404,000 from the buyer and record interest income of RMB 2,006,000.

At December 31, 2023, the Company assessed whether the credit risk on a financial instrument has increased significantly since initial recognition, and concluded no loss allowance for ECL needs to be recorded for note receivable under IFRS 9 as a result of continuous timely repayment from the lender, and no indication of default for future repayment from the lender.